SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 14, 2006

VENTIV HEALTH, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

0-30318 52-2181734 ------------------------- -------------------------------------- (Commission File Number) (I.R.S. Employer Identification No.)

VANTAGE COURT NORTH
200 COTTONTAIL LANE
SOMERSET, NEW JERSEY 08873
(Address of Principal Executive offices) (Zip Code)

(800) 416-0555
(Registrant's Telephone Number, Including Area Code

N/A
(Former Name or Former Address, if changed Since Last Report)

VENTIV HEALTH, INC.
CURRENT REPORT ON FORM 8-K

Item 2.02. Results of Operations and Financial Condition.

On March 14, 2006, Ventiv Health, Inc. (the "Company"), issued a press release announcing its financial results for the fourth quarter and full year ended December 31, 2005. A copy of the Company’s press release is furnished herewith as Exhibit 99.1 hereto and is incorporated herein by reference.

The press release includes information concerning earnings from continuing operations and diluted earnings per share that excludes one-time tax adjustments during the quarters ended March 31, 2005 and September 30, 2005. The press release also includes forward-looking information concerning diluted earnings per share for fiscal year 2006 excluding the effect of potential tax benefits as well as equity compensation expense. Management believes that the foregoing information is useful to investors in assessing the performance of the Company’s operations on a consistent basis from period to period.

The information in this Current Report on Form 8-K shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the information in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, except as set forth with respect thereto in any such filing.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 99.1 Press Release dated March 14, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VENTIV HEALTH, INC.

By: /s/ John R. Emery -------------------------------------------- Date: March 14, 2006 Name: John R. Emery Title: Chief Financial Officer (Principal Accounting and Financial Officer)

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release of Ventiv Health, Inc., dated March 14, 2006